Exhibit 99.1

M-tron Industries, Inc. Announces Transformative Strategic Initiatives and Call to Review Preliminary Fourth Quarter and Full Fiscal Year 2024 Results and Plans Ahead

ORLANDO, FL (February 20, 2025) – M-tron Industries, Inc. (NYSE American: MPTI) ("Mtron" or the "Company"), a defense electronics manufacturer with a "Made in the USA" ITAR approved footprint, reiterates its year end results will exceed previously reported expectations, and will outline its competitive position for the expected changes in the defense landscape.

On February 26th, 2025, the Company will be issuing preliminary fourth quarter and full-year 2024 financial results and will hold an investor call the next day on February 27th at 10:00 a.m. Eastern Time, to preview the strategic landscape, answer questions, and provide insights on the company’s direction forward.

In addition, the Company will present several important new value-building strategic initiatives that include:

•	Strength in organic business lines driven by continued investment in new products
•	its preliminary financial results for the fourth quarter and full fiscal year 2024 will be released after the close of market on Wednesday, February 26, 2025; and
•	Michael J. Ferrantino, Jr., Chief Executive Officer, departs the Company to transition to the Connectivity Partnership

The Company also announced today that Cameron Pforr, current Chief Financial Officer of the Company, assumes the additional role of Interim Chief Executive Officer.

"We are delighted to announce Cameron’s new role in the next stage of development for Mtron’s shareholders and support him in his strengthening of the Company’s competitive position," said Bel Lazar, Chairman of the Board of Directors of the Company.

"We have built a strong platform since publicly listing just over two years ago, including growth in EBITDA and product designs. In actively examining the opportunity landscape, many smaller American companies offer unique technologies that can develop traction in the defense and commercial markets and could benefit from Mtron’s resources, including its relationship network. I will be transitioning to a general partner role at an investment fund established to invest in connectivity solutions across software, hardware, and services,” said Mr. Ferrantino. "I am excited to continue to enhance value for MPTI shareholders with the Company's strategic investment in the Connectivity Partnership."

The leadership transition will be further detailed in a Current Report on Form 8-K to be filed with the Securities and Exchange Commission (the “SEC”).

Rights Offering

Also announced today by the Company is an offering of subscription rights, which is offered to all shareholders of record as of 5:00 p.m. Eastern Time on March 3, 2025 (the "Record Date"), which rights will be transferable. The rights offering entitles stockholders as of the Record Date to one subscription right for each share of Company common stock.

Under the terms of the subscription rights offering, five (5) subscription rights can be exercised to purchase one (1) share of common stock. The subscription price has yet to be determined. More details of the rights offering are contained in a press release which is available on the Company's website.

"The rights offering is a means of distributing value to stockholders, and further accelerates the plans for growth," continued Chairman Lazar.

Plans for Growth

Mtron is positioning value to shareholders on multiple fronts, including its core organic efforts, corporate mergers and acquisitions, and the potential to benefit through a collective investment vehicle in its connectivity partnership.  After its initial listing on the NYSE American just over two years ago, the Company is now strategically positioning its listed platform with an orientation towards corporate scale.

"This is an exciting time in the defense sector as the market shifts towards our strengths. We believe that Mtron, as a U.S.-based manufacturer of critical components and modules for aerospace and defense, is well positioned for changes that are expected to take place in the defense sector, including a shift towards spending in electronic warfare, autonomous vehicles, and Artificial Intelligence. The Company is NYSE American-listed and could serve as a going public platform for mergers with other business offering significant scale to shareholders. Regardless of politics, defense is a growth sector and there are a limited number of listed and nimble defense pure plays in the marketplace," said Mr. Pforr.

As background, the Company formed a special committee in early 2024 to evaluate strategic alternatives. The committee engaged an investment bank to assist it in looking at a broad range of options to maximize value of shareholders.  While not the focus, preliminary discussions surfaced with a number of larger companies interested in exploring an acquisition of the Company. The process also identified many alternatives, including attractive companies of all sizes that Mtron could acquire or merge with, in a variety of transaction structures, for long-term value creation for Company shareholders.

"Our products are a key component of many programs for both the US and allied nations and Mtron expects to benefit from both replenishment of U.S. stockpiles as well as increased European defense spending. The Company also benefits from the further integration of battlefield systems, and the importance of communications between systems, which is also increasing the role of electronic warfare. Additionally, as drone use increases and missiles reach hypersonic speeds, further innovation in radar and other systems is needed, which we excel at," said Mr. Pforr.

No Offer or Solicitation

This Press Release shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of, these securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction. A Form 8-A registration statement and prospectus supplement describing the terms of the Rights Offering, including the subscription rights and the shares of Common Stock issuable upon exercise thereof, will be filed with the Securities and Exchange Commission (the "SEC") and will be available on the SEC’s website located at http://www.sec.gov. Holders of Common Stock or other investors should read the prospectus supplement carefully, including the Risk Factors section included and incorporated by reference therein. This Press Release contains a general summary of the Rights Offering. Please read the prospectus supplement, rights agreement and other materials that the Company files with the SEC when they become available as they will contain important information about the terms of the Rights Offering.

Forward-Looking Statements

This Press Release contains "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Statements in this Press Release which are not historical facts are forward-looking statements, including statements of expectations of or assumptions about the Company’s financial and operational performance, revenues, earnings per share, cash flow or use, cost savings and operational efficiencies. The words "anticipate," "assume," "believe," "budget," "estimate," "expect," "forecast," "intend," "plan," "project," "will," and similar expressions are intended to identify forward-looking statements. Such forward-looking statements are based on assumptions and analyses made by the Company in light of its experience and its perception of historical trends, current conditions, expected future developments, and other factors that the Company believes are appropriate under the circumstances. All forward-looking statements involve a number of known and unknown risks and uncertainties which could affect the Company’s actual results and performance and could cause its actual results and performance to differ materially from those expressed in any forward-looking statements made by, or on behalf of, the Company. Additionally, there can be no guarantee that any stockholder of the Company or other investor will exercise the subscription rights held by such stockholder or other investor, and as a result there can be no guarantee that the Company will derive the benefits of the transactions described in this Press Release. Further information regarding the important factors that could cause actual results to differ from projected results can be found in the Company’s reports filed with the SEC, including the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2023, its Quarterly Reports on Form 10-Q, and its other filings with the SEC. Forward-looking statements are not guarantees of future performance and actual results or performance may be materially different from those expressed or implied in the forward-looking statements. The forward-looking statements in this Press Release speak as of the date of this Press Release. The forward-looking statements contained in this Press Release reflect management’s estimates and beliefs as of the date of this Press Release. The Company does not undertake to update these forward-looking statements.

About Mtron

M-tron Industries, Inc. (NYSE American: MPTI) was originally founded in 1965 and designs, manufactures and markets highly engineered, high reliability frequency and spectrum control products and solutions. As an engineering-centric company, Mtron provides close support to its customers throughout our products’ entire life cycle, including product design, prototyping, production and subsequent product upgrades. Mtron has design and manufacturing facilities in Orlando, Florida and Yankton, South Dakota, a sales office in Hong Kong, and a manufacturing facility in Noida, India. For more information, visit www.mtronpti.com.

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M-tron Industries, Inc. Investor Relations

Cameron Pforr

Interim Chief Executive Officer and Chief Financial Officer

ir@mtronpti.com

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